UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2007
Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street Torrance California	90503
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 972-4005
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
     On May 23, 2007, Motorcar Parts of America, Inc. (the “Company”) closed its private placement of 3,641,909 shares of the Company’s common stock at a price of $11.00 per share for aggregate gross proceeds of $40,061,000. In connection therewith, the Company issued warrants to purchase up to 546,283 shares of its common stock, at an exercise price of $15.00 per share. The closing is further described in the press release issued by the Company on May 24, 2007, a copy of which is filed herewith as Exhibit 99.1.
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.1	Press Release of the Company issued on May 24, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorcar Parts of America, Inc.
Date: May 24, 2007	By:	/s/ Selwyn Joffe
President & Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of the Company issued on May 24, 2007.